SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

     ------------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 22, 2002


                      SYNCOR INTERNATIONAL CORPORATION
      ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Delaware                                0-8640                  85-0229124
------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)


            6464 Canoga Avenue, Woodland Hills, California 91367
-------------------------------------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, including area code: (818)737-4000


                                    N/A
 -----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On November 22, 2002, the registrant entered into Amendment No. 1 to the Agreement and Plan of Merger with Cardinal Health, Inc. and Mudhen Merger Corp. A copy of such amendment is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         The text of a press release issued on November 22, 2002 by Syncor International Corporation and Cardinal Health, Inc. (the "Companies") is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

        2.1 Amendment No.1 to the Agreement and Plan of Merger, dated as of November 22, 2002, by and among Cardinal Health, Inc., Mudhen Merger Corp. and Syncor International Corporation.

       99.1     Press Release issued by the Companies, dated November 22, 2002.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYNCOR INTERNATIONAL CORPORATION


                                          By:       /s/ William P. Forster
                                                 ------------------------------
                                          Name:   William P. Forster
                                          Title:  Senior Vice President
                                                  and Chief Financial Officer

Dated:  November 25, 2002

                                                                 Exhibit 2.1

              AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER


         AMENDMENT NO. 1, dated as of November 22, 2002 (this "Amendment"), to the Agreement and Plan of Merger, dated as of June 14, 2002 (the "Merger Agreement"), by and among Cardinal Health, Inc., an Ohio corporation ("Cardinal"), Mudhen Merger Corp., a Delaware corporation and a wholly owned subsidiary of Cardinal ("Subcorp"), and Syncor International Corporation, a Delaware corporation ("Syncor," and, together with Cardinal and Subcorp, the "Parties"). Capitalized terms not otherwise defined herein have the respective meanings set forth in the Merger Agreement.

                           W I T N E S S E T H :

         WHEREAS, the Parties desire to exercise their right pursuant to
Section 7.3 of the Merger Agreement to amend the Merger Agreement to extend the termination date set forth in Sections 7.1(c), (f) and (g) thereof from December 31, 2002 to January 15, 2003 as set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:


1. Amendment to Sections 7.1(c), (f) and (g) of the Merger Agreement. Sections 7.1(c), (f) and (g) of the Merger Agreement are hereby amended to change the references to "December 31, 2002" in such Sections to "January 15, 2003".

2.   Miscellaneous.

     (a) From and after the date hereof, all references in the Merger Agreement to "this Agreement" shall be deemed to mean the Merger Agreement as amended by this Amendment.

     (b) This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof. All actions and proceedings arising out of or relating to this Amendment shall be heard and determined in any state or federal court sitting in the State of Delaware.

     (c) This Amendment may be executed in counterparts, which together shall constitute one and the same Amendment. The Parties to this Amendment may execute more than one copy of this Amendment, each of which shall constitute an original.


         IN WITNESS WHEREOF, Cardinal, Subcorp and Syncor have executed this Amendment No. 1 to the Merger Agreement or caused this Amendment No. 1 to the Merger Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                      CARDINAL HEALTH, INC.



                                      By   /s/ Brendan A. Ford
                                          ------------------------------------
                                           Name:   Brendan A. Ford
                                           Title:  Executive Vice-President -
                                                   Corporate Development


                                      MUDHEN MERGER CORP.


                                      By   /s/ Brendan A. Ford
                                          ------------------------------------
                                           Name:  Brendan A. Ford
                                           Title: Executive Vice-President -
                                                  Corporate Development


                                      SYNCOR INTERNATIONAL CORPORATION


                                      By    /s/ Robert G. Funari
                                           -----------------------------------
                                           Name:  Robert G. Funari
                                           Title: President and Chief Executive
                                                  Officer

                                                                 Exhibit 99.1

[Graphic Omitted]



                                                   NASDAQ: SCOR
                                                   NYSE: CAH

FOR IMMEDIATE RELEASE

                                                   Contact:
                                                   Allan Mayer
                                                   Sitrick And Company
                                                   (310) 788-2850

                                                   William Powell
                                                   Syncor International Corp.
                                                   (818) 737-4702

                                                   David Verbraska
                                                   Cardinal Health
                                                   (614) 757-3690

     SYNCOR AND CARDINAL HEALTH ANNOUNCE AMENDMENT TO MERGER AGREEMENT
                        TO EXTEND TERMINATION DATE

         WOODLAND HILLS, CALIFORNIA and DUBLIN, OHIO - November 22, 2002 - Syncor International Corporation (Nasdaq: SCOR) and Cardinal Health, Inc. (NYSE: CAH) today announced that they have agreed to amend their previously announced merger agreement to extend the date after which either party may unilaterally elect to terminate the transaction from December 31, 2002, to January 15, 2003, subject to the terms of the merger agreement. The amendment does not affect any terms of the merger agreement other than the termination provisions.

         On November 21, 2002, Syncor and Cardinal Health announced that Cardinal Health had initiated discussions with Syncor regarding the possible modification of the terms of their previously announced merger agreement under which Cardinal Health would acquire Syncor. The purpose of the amendment to the termination date is to provide the parties with further time to continue these discussions. While the parties intend to continue these discussions, there can be no assurance that such discussions will result in the parties agreeing to any revised terms. Cardinal Health has previously stated that it has not yet concluded whether the conditions to the transaction will be satisfied and that "there can be no assurance that the transaction involving the acquisition of Syncor by Cardinal Health will be completed."

         Syncor also today announced that it will be mailing to its stockholders a supplemental notice of postponement of its special meeting of stockholders to consider approval of the merger agreement with Cardinal Health. As previously announced, the postponed meeting will now be held on December 6, 2002. Syncor intends to convene the postponed special meeting on December 6 solely for the purpose of adjourning the meeting to a later time, date and place so that additional information can be provided to stockholders.

About Syncor

         Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

About Cardinal Health

         Cardinal Health, Inc. is the leading provider of products and services supporting the health care industry. Cardinal Health companies develop, manufacture, package and market products for patient care; develop drug-delivery technologies; distribute pharmaceuticals, medical-surgical and laboratory supplies; and offer consulting and other services that improve quality and efficiency in health care. Headquartered in Dublin, Ohio, Cardinal Health employs more than 49,000 people on five continents and produces annual revenues of more than $44 billion.

--------------------------
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's and Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor and Cardinal Health undertake no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor shareholders on October 17, 2002 and filed with the SEC. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's web sit at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus carefully before making any voting or investment decision.